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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     June 30, 1999
                                                     -------------

                            Scott Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                         1-8591                52-1297376
         --------                         ------                ----------
(State or Other Jurisdiction           (Commission             (IRS Employer
         of Incorporation)             File Number)          Identification No.)


         5875 Landerbrook Drive, Suite 250, Mayfield Heights, Ohio 44124
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code     (440) 446-1333
                                                       --------------


          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On June 30, 1999, the Company completed the sale for an aggregate price of $60 million of Interstate Electronics Corporation ("IEC") pursuant to an Amended and Restated Stock Purchase Agreement dated as of June 30, 1999
(the "Stock Agreement") and a Real Estate Purchase Agreement dated June 30, 1999, providing for the sale of the real properties in California where the IEC operations were located, for $14.5 million. The $44.5 million purchase price paid under the Stock Agreement is subject to a final purchase price adjustment based on the net worth of IEC as of June 30, 1999.

         The press release announcing this divestiture as well as a management change is filed as Exhibit 20.1 to this Report.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of the Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  (1) Pro forma financial information is not required. IEC is treated as discontinued operations in the Registrant's financial statements for the fiscal year ended December 31, 1998.

         (c)      Exhibits.

                  2.1 Amended and Restated Stock Purchase Agreement, dated as of June 30, 1999, by and between Scott Technologies, Inc. and L-3 Communications Corporation.*

                  2.2 Real Estate Purchase Agreement, dated as of June 30, 1999, among Cafig, Inc., L-3 Communications Corporation and Scott Technologies, Inc.*

                  20.1     Press Release dated July 1, 1999.



                  * Schedules and Exhibits are both omitted.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SCOTT TECHNOLOGIES, INC.
                                             ------------------------------
                                                     (Registrant)


Date    July 14, 1999                    By: /s/ Debra L. Kackley, Esq.
      ------------------------               ------------------------------
                                                     (Signature)

                                         Name:    Debra L. Kackley, Esq.
                                               ----------------------------
                                         Title:   Vice President, General
                                                   Counsel and Secretary
                                               ----------------------------
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K

                            SCOTT TECHNOLOGIES, INC.



2.1 Amended and Restated Stock Purchase Agreement, dated as of June 30, 1999, by and between Scott Technologies, Inc. and L-3 Communications Corporation.

2.2 Real Estate Purchase Agreement, dated as of June 30, 1999, among Cafig, Inc., L-3 Communications Corporation and Scott Technologies, Inc. dated as of June 30, 1999.

20.1     Press Release dated July 1, 1999.